ADVANCED SERIES TRUST

AST Emerging Markets Equity Portfolio

Supplement dated August 28, 2024 to the

Summary Prospectus, Prospectus and Statement of Additional Information,

each dated May 1, 2024, as supplemented

This supplement should be read in conjunction with the Summary Prospectus for the AST Emerging Markets Equity Portfolio (the Target Portfolio), the Prospectus and the Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolio available under your variable contract, please refer to your contract prospectus.

Reorganization

On August 23, 2024, the Board of Trustees of the Trust (the Board) approved the reorganization (the Reorganization) of the Target Portfolio into the AST International Equity Portfolio (the Acquiring Portfolio), a series of the Trust. The Reorganization is subject to approval by the shareholders of the Target Portfolio. A proxy statement/prospectus relating to the Reorganization will be mailed to shareholders of the Target Portfolio on or about October 29, 2024, and that a special meeting of the Target Portfolio’s shareholders will be held on or about December 11, 2024.

If approved, pursuant to a plan of reorganization, the assets and liabilities of the Target Portfolio would be exchanged for shares of the Acquiring Portfolio, and Target Portfolio shareholders would become shareholders of the Acquiring Portfolio. No charges would be imposed in connection with the proposed Reorganization. The Acquiring Portfolio shares to be received by the Target Portfolio shareholders in the proposed Reorganization would be equal in value to the Target Portfolio shares held by such shareholders immediately prior to the proposed Reorganization.

If the required shareholder approvals are obtained and all required closing conditions are satisfied, it is expected that the proposed Reorganization will be completed in, or around, the first quarter of 2025, or as soon as reasonably practicable once shareholder approval is obtained.

In connection with the Reorganization, the Board also approved the following changes to the Acquiring Portfolio, which are contingent on shareholder approval of the Reorganization: (i) a new subadvisory agreement with Putnam Investment Management, LLC to serve as a subadviser to the Acquiring Portfolio alongside Jennison Associates LLC, J.P. Morgan Investment Management Inc., Massachusetts Financial Services Company and PGIM Quantitative Solutions LLC; (ii) revising the investment strategy of the Acquiring Portfolio; and (iii) revisions to the Acquiring Portfolio’s management fee rate schedule, which are expected to lower the Acquiring Portfolio’s effective management fee.

Contract owners will be allowed one free transfer out of the Target Portfolio during the period within 60 days of the effective date of the Reorganization (i.e., from 60 days before to 60 days after the effective date of the Reorganization).

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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